UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 13, 2009

Rosetta Resources Inc.

(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

713-335-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Rosetta Resources Inc. (“Rosetta”) has provided a revised set of audited financial statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 (Exhibit 99.1 filed herewith) which includes the addendum of Footnote 17, “Guarantor Subsidiaries” and a revised set of unaudited consolidated interim financial statements at March 31, 2009 and for the three months ended March 31, 2009 and 2008 (Exhibit 99.2 filed herewith) which includes the addendum of Footnote 14, “Guarantor Subsidiaries,” to add certain disclosures described below.

Rosetta contemplates the filing of a registration statement on Form S-3 on or about May 13, 2009. Securities being registered include debt securities which may be guaranteed by Rosetta’s subsidiaries and are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. At such time, Rosetta will become subject to the requirements of Rule 3-10 of Regulation S-X, regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. As permitted by Note 1 to Rule 3-10(f) of Regulation S-X, Rosetta is meeting the requirements of this rule by the addition of footnote 17 to Notes to Consolidated Financial Statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the addition of footnote 14 to Notes to Consolidated Financial Statements at March 31, 2009 and for the three months ended March 31, 2009 and 2008. Rosetta, as the parent company, has no independent assets or operations. Rosetta contemplates that if it offers guaranteed debt securities pursuant to the registration statement, all guarantees will be full and unconditional and joint and several, and any subsidiaries of Rosetta other than the subsidiary guarantors will be minor. In addition, there are no restrictions on the ability of Rosetta to obtain funds from its subsidiaries by dividend or loan. Finally, there are no restricted assets in any subsidiaries.

This report should be read in conjunction with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, as well as its other filings with the Commission.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2008 – Financial Statements.

99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 – Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2009	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2008 – Financial Statements.

99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 – Financial Statements.